UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2013

CHINA AUTO LOGISTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall
86 Tianbao Avenue, Free Trade Zone
Tianjin Province, The People’s Republic of China 300461
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771
____________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 2.01.            Completion of Acquisition or Disposition of Assets.

On December 5, 2013, China Auto Logistics Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that, on November 30, 2013, its wholly-owned operating subsidiary Tianjin Binhai Shisheng Trading Group Co., Ltd. (“Shisheng”) had entered into an Equity Transfer Agreement pursuant to which Shisheng agreed to purchase 100% of the equity of Tianjin Zhonghe Automobile Sales Service Co., Ltd. (“Zhonghe”).

This Current Report on Form 8-K/A is being filed to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Zhonghe and the required pro forma financial statements, and amends and supplements the Original Form 8-K.

Item 9.01.            Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Audited consolidated balance sheets of Tianjin Zhonghe Automobile Sales Service Co., Ltd. as of December 31, 2012 and 2011, the related statements of operations and comprehensive loss, shareholder’s equity, and cash flows for the years then ended, and the related notes to such audited consolidated financial statements.

Unaudited condensed balance sheet of Tianjin Zhonghe Automobile Sales Service Co., Ltd. as of September 30, 2013, the related unaudited condensed statements of operations and comprehensive income (loss) and cash flows for the nine months ended September 30, 2013 and 2012, and the related notes to such unaudited condensed financial statements.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of September 30, 2013, the related unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, and the related notes to such unaudited pro forma consolidated financial statements.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1
Audited consolidated balance sheets of Tianjin Zhonghe Automobile Sales Service Co., Ltd. as of December 31, 2012 and 2011, the related statements of operations and comprehensive loss, shareholder’s equity, and cash flows for the years then ended, and the related notes to such audited consolidated financial statements.

99.2
Unaudited condensed balance sheet of Tianjin Zhonghe Automobile Sales Service Co., Ltd. as of September 30, 2013, the related unaudited condensed statements of operations and comprehensive income (loss) and cash flows for the nine months ended September 30, 2013 and 2012, and the related notes to such unaudited condensed financial statements.

99.3
Unaudited pro forma consolidated balance sheet as of September 30, 2013, the related unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012, and the related notes to such unaudited pro forma consolidated financial statements.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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